iShares®

iShares Trust

Supplement dated November 2, 2023 (the “Supplement”)

to the Statement of Additional Information (the “SAI”) for each of the

iShares Factors US Value Style ETF (STLV) dated August 1, 2023 (as revised October 13, 2023), iShares Currency Hedged MSCI Canada ETF (HEWC) and iShares Currency Hedged MSCI United Kingdom ETF (HEWU) dated December 29, 2022 (as revised June 6, 2023) and

iShares MSCI Germany Small-Cap ETF (EWGS) dated December 29, 2022 (as revised October 13, 2023) (each a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

Each Fund has liquidated effective November 2, 2023. All references to each Fund in its SAI are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-FC-1123

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